                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and Officer of Tupperware Corporation, a Delaware corporation, hereby constitutes and appoints each of Charles L. Dunlap, Thomas M. Roehlk and Carol A. Vix as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Tupperware Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of securities issued by Tupperware Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and Officer of Tupperware Corporation, to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of August, 1996.

                                        /s/ Warren L. Batts
                                        -----------------------
                                        Warren L. Batts

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer of Tupperware Corporation, a Delaware corporation, hereby constitutes and appoints each of Charles L. Dunlap, Thomas M. Roehlk and Carol A. Vix as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Tupperware Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of securities issued by Tupperware Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an Officer of Tupperware Corporation, to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of August, 1996.

                                        /s/ Paul B. Van Sickle
                                        -----------------------
                                        PAUL B. VAN SICKLE

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Tupperware Corporation, a Delaware corporation, hereby constitutes and appoints each of Charles L. Dunlap, Thomas M. Roehlk and Carol A. Vix as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Tupperware Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of securities issued by Tupperware Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director of Tupperware Corporation, to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of August, 1996.

                                        /s/ William O. Bourke
                                        -----------------------
                                        WILLIAM O. BOURKE

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Tupperware Corporation, a Delaware corporation, hereby constitutes and appoints each of Charles L. Dunlap, Thomas M. Roehlk and Carol A. Vix as her true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Tupperware Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of securities issued by Tupperware Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director of Tupperware Corporation, to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 7th day of August, 1996.

                                        /s/ Ruth M. Davis
                                        -----------------------
                                        RUTH M. DAVIS

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Tupperware Corporation, a Delaware corporation, hereby constitutes and appoints each of Charles L. Dunlap, Thomas M. Roehlk and Carol A. Vix as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Tupperware Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of securities issued by Tupperware Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director of Tupperware Corporation, to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of August, 1996.

                                        /s/ Lloyd C. Elam
                                        -----------------------
                                        Lloyd C. Elam

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and Officer of Tupperware Corporation, a Delaware corporation, hereby constitutes and appoints each of Charles L. Dunlap, Thomas M. Roehlk and Carol A. Vix as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Tupperware Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of securities issued by Tupperware Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and Officer of Tupperware Corporation, to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of August, 1996.

                                        /s/ E. V. Goings
                                        -----------------------
                                        E. V. GOINGS

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Tupperware Corporation, a Delaware corporation, hereby constitutes and appoints each of Charles L. Dunlap, Thomas M. Roehlk and Carol A. Vix as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Tupperware Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of securities issued by Tupperware Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director of Tupperware Corporation, to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of August, 1996.

                                        /s/ Clifford J. Grum
                                        -----------------------
                                        Clifford J. Grum

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Tupperware Corporation, a Delaware corporation, hereby constitutes and appoints each of Charles L. Dunlap, Thomas M. Roehlk and Carol A. Vix as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Tupperware Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of securities issued by Tupperware Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director of Tupperware Corporation, to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of August, 1996.

                                        /s/ Joe R. Lee
                                        -----------------------
                                        Joe R. Lee

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Tupperware Corporation, a Delaware corporation, hereby constitutes and appoints each of Charles L. Dunlap, Thomas M. Roehlk and Carol A. Vix as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Tupperware Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of securities issued by Tupperware Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director of Tupperware Corporation, to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of August, 1996.

                                        /s/ Joseph E. Luecke
                                        -----------------------
                                        Joseph E. Luecke

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Tupperware Corporation, a Delaware corporation, hereby constitutes and appoints each of Charles L. Dunlap, Thomas M. Roehlk and Carol A. Vix as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Tupperware Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of securities issued by Tupperware Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director of Tupperware Corporation, to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of August, 1996.

                                        /s/ Bob Marbut
                                        -----------------------
                                        Bob Marbut

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Tupperware Corporation, a Delaware corporation, hereby constitutes and appoints each of Charles L. Dunlap, Thomas M. Roehlk and Carol A. Vix as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Tupperware Corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of securities issued by Tupperware Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director of Tupperware Corporation, to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of August, 1996.

                                        /s/ Robert M. Price
                                        -----------------------
                                        Robert M. Price

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and Officer of Tupperware Finance Company B.V., a corporation organized under the laws of the Kingdom of The Netherlands, hereby constitutes and appoints each of Charles
L. Dunlap, Thomas M. Roehlk and Carol A. Vix as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Tupperware Finance Company B.V. to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of securities issued by Tupperware Finance Company B.V., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and Officer of Tupperware Finance Company B.V. to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of September, 1996.

                                                 /s/ Paul B. Van Sickle
                                                 ----------------------
                                                 Paul B. Van Sickle

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and Officer of Tupperware Finance Company B.V., a corporation organized under the laws of the Kingdom of The Netherlands, hereby constitutes and appoints each of Charles
L. Dunlap, Thomas M. Roehlk and Carol A. Vix as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Tupperware Finance Company B.V. to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of securities issued by Tupperware Finance Company B.V., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and Officer of Tupperware Finance Company B.V. to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of September, 1996.

                                                 /s/ Mark H. Bobek
                                                 ------------------
                                                 Mark H. Bobek

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and Officer of Tupperware Finance Company B.V., a corporation organized under the laws of the Kingdom of The Netherlands, hereby constitutes and appoints each of Charles
L. Dunlap, Thomas M. Roehlk and Carol A. Vix as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Tupperware Finance Company B.V. to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of securities issued by Tupperware Finance Company B.V., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and Officer of Tupperware Finance Company B.V. to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of September, 1996.

                                                 /s/ Thomas P. O'Neill, Jr.
                                                 --------------------------
                                                 Thomas P. O'Neill, Jr.

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and Officer of Tupperware Finance Company B.V., a corporation organized under the laws of the Kingdom of The Netherlands, hereby constitutes and appoints each of Charles
L. Dunlap, Thomas M. Roehlk and Carol A. Vix as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Tupperware Finance Company B.V. to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of securities issued by Tupperware Finance Company B.V., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and Officer of Tupperware Finance Company B.V. to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of September, 1996.


                                                 /s/ Michael Posteshman
                                                 -------------------------------
                                                 Michael Poteshman

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and Officer of Tupperware Finance Company B.V., a corporation organized under the laws of the Kingdom of The Netherlands, hereby constitutes and appoints each of Charles
L. Dunlap, Thomas M. Roehlk and Carol A. Vix as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Tupperware Finance Company B.V. to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of securities issued by Tupperware Finance Company B.V., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and Officer of Tupperware Finance Company B.V. to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of September, 1996.


                                                 /s/ Robert J. Saltarelli
                                                 -------------------------------
                                                 Robert J. Saltarelli

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and Officer of Tupperware Finance Company B.V., a corporation organized under the laws of the Kingdom of The Netherlands, hereby constitutes and appoints each of Charles
L. Dunlap, Thomas M. Roehlk and Carol A. Vix as his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable Tupperware Finance Company B.V. to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of securities issued by Tupperware Finance Company B.V., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and Officer of Tupperware Finance Company B.V. to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of September, 1996.


                                                 /s/ Christian E. Skroeder
                                                 -------------------------------
                                                 Christian E. Skroeder